EXHIBIT 10.21J

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

FOURTEENTH AMENDMENT

TO THE

RESTATED AND AMENDED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

THIS FOURTEENTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below. CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement (CSG document #2296663) dated July 1, 2008 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.	Customer desires to use, and CSG agrees to provide, CSG’s Product Configurator—Billing Configuration Edition under the Agreement. Therefore, for the fees set forth in Schedule F, the parties agree as follows:

(a)	Schedule C of the Agreement, entitled “Recurring Services,” is amended by adding the following to the list of Services:

“Product Configurator—Billing Configuration Edition                    Exhibit C-18

(b)	Additionally, Schedule C entitled “Recurring Services,” of the Agreement is further amended by adding thereto the attached Exhibit C-18

(c)	Schedule F, “Fees”, section entitled “CSG Services,” Section I. entitled “Processing,” shall be amended to add a new subsection I. entitled “CSG’s Product Configurator – Billing Configuration Edition (BCE)” as follows:

I. CSG’s Product Configurator—Billing Configuration Edition (BCE)

Description of Item/Unit of Measure	Frequency	Fee
1. Product Configurator - Billing Configuration Edition
a) Implementation Fee (Note 1)	One-Time	Quote

Note 1:	Implementation Fee includes BCE deployment as set forth in a mutually agreed upon Statement of Work between CSG and Customer.

2.	Customer desires to use, and CSG agrees to provide, CSG’s Product Configurator—Enhanced Sales Edition under the Agreement. Therefore, for the fees set forth in Schedule F, the parties agree as follows:

(a)	Schedule C of the Agreement, entitled “Recurring Services,” is amended by adding the following to the list of Services:

Product Configurator - Enhanced Sales Edition                     Exhibit C-19

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(b)	Additionally, Schedule C entitled “Recurring Services,” of the Agreement is further amended by adding thereto the attached Exhibit C-19.

(c)	Schedule F, “Fees”, section entitled “CSG Services,” Section I. entitled “Processing,” shall be amended to add a new subsection J. entitled “CSG’s Product Configurator – Enhanced Sales Edition (ESE)” as follows:

J. CSG’s Product Configurator – Enhanced Sales Edition (ESE)

Description of Item/Unit of Measure	Frequency	Fee
1. Product Configurator- Enhanced Sales Edition
a) Implementation Fee (Note 1)	One-Time		Quote
b) Recurring Fees (per ********* **********) (Note 2)	*******	$	******

Note 1:	Implementation Fee includes ESE deployment as set forth in a mutually agreed upon Statement of Work between CSG and Customer.
Note 2:	The Recurring Fees will be invoiced based upon the market(s) associated to the implementation in the production environment(s).

3.	As a result of the changes provided in this Amendment, any prior reference in the Agreement to Product Configurator as a Recurring Service shall be deleted as the Services in Sections 1 and 2 of this Amendment replace the prior references and provision of the service,

4.	The parties agree that Customer no longer wishes to use and CSG shall no longer provide CSG’s Product Configurator Product as an Enterprise Product. As a result any and all references to CSG’s Product Configurator as a Licensed Product shall be deleted, which shall include but not be limited to Exhibit B-1, Product Descriptions and Schedule F.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)

By: /s/ Peter Kiriacoulacos	By: /s/ Joseph T. Tuble

Name: Peter Kiriacoulacos	Name: Joseph T. Ruble

Title: Executive Vice President & Chief Procurement Officer	Title: EVP, CAO & General Counsel

Date: 7-17-12	Date: 7-20-12

2 / 4

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-18

Product Configurator Billing Configuration Edition

“Product Configurator Billing Configuration Edition. The Product Configurator Billing Configuration service will define certain of Customer’s service and package billing code tables that will allow Customer, using the ACPx interface, to perform near real time updates of the applicable code tables provide a more robust definition and validation for certain of CCS® Product Configurator code tables, including 9xx, TM, TR, TT, 03 and CT44.”

3 / 4

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-19

Product Configurator—Enhanced Sales Edition

“Product Configurator (PC) – Enhanced Sales Edition (ESE).

CSG Product Configurator – Enhanced Sales Edition is a centralized application supporting the definition of attributes required to operate and customize products that are sold and delivered within a CSG Customer’s business. ESE provides the ability to define marketing products and bundle those products into marketable offers which are in turn sold through ACSR.

4 / 4